UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 1, 2006

                            FIRST BANCSHARES, INC.
            (Exact name of registrant as specified in its charter)


       Missouri                    000-22842                 43-1654695
(State or other jurisdiction     (Commission             (I.R.S. Employer
 of incorporation)               File Number)           Identification No.)

142 East First Street, Mountain Grove, Missouri                65711
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (417) 926-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

 * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

     First Home Savings Bank ("Bank") is the wholly-owned financial institution subsidiary of First Bancshares, Inc. As a Missouri state-chartered savings and loan association, the Bank is subject to regulation and examination by the Missouri Division of Finance, the Federal Deposit Insurance Corporation and the Office of Thrift Supervision ("OTS").
On December 1, 2006, the Bank entered into a memorandum of understanding ("MOU") with the OTS. The MOU, which is effective December 1, 2006 provides that the Bank will take certain corrective actions including: (1) developing procedures concerning ongoing credit administration and monitoring; (2) continuing to identify, track and correct credit and collateral documentation exceptions and loan policy exceptions; (3) preparing and submitting to the Bank's Board of Directors an accurate and complete loan-to-one borrower report; (4) preparing and updating, where appropriate, a workout plan for each classified asset over $250,000; (5) adopting a revised Allowance for Loan and Lease Losses Policy; (6) amending the Bank's appraisal policy; (7) adopting a revised loan policy that provides for underwriting guidelines, loan documentation, and credit administration procedures for unsecured loans; (8) certain actions with respect to the Bank's subsidiary, FYBAR Service Corporation; (9) implementing corrective actions with respect to the information technology audit; and (10) preparing, adopting and submitting to the OTS a comprehensive three year business plan and budget.

     The MOU is filed as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits

             99.1 Memorandum of Understanding dated December 1, 2006.


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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 4, 2006             FIRST BANCSHARES, INC.


                                   /s/James W. Duncan
                                   -------------------------------------
                                   James W. Duncan
                                   President and Chief Executive Officer

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                                 Exhibit 99.1

               Memorandum of Understanding dated December 1, 2006

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                      MEMORANDUM OF UNDERSTANDING
                      ---------------------------

This Memorandum of Understanding (Memorandum) is an agreement between the Board of Directors (Board) of First Home Savings Bank, Mountain Grove, Missouri (First Home or the Bank) (OTS Docket No. 05233) and the Office of Thrift Supervision (OTS), acting through its Midwest Regional Director (Regional Director). The Bank agrees to take the corrective actions set forth below to correct the unsatisfactory conditions and regulatory violations discussed in the OTS report of examination, dated July 24, 2006.

1. Compliance With Regulatory Requirements: The Bank and its directors, officers, and employees and agents shall take steps to prevent any further violations of:

     A.   12 C.F.R. Section 560.101 (real estate lending standards);

     B. 12 C.F.R. Section 560.170(c) and (d) (loan documentation and loan administration requirements);

     C.   12 C.F.R. Section 563.161(a) (financial policies);

     D.   12 C.F.R. Section 564.4 (appraisal standards); and

     E.   12. C.F.R. Section 564.8 (appraisal policies).

2.   Credit Administration
     ---------------------

     By January 31, 2007, management shall develop procedures that requires ongoing credit administration and monitoring that includes, but it not limited to (1) obtaining, for all loans over $250,000, updated financial information from borrower(s) and/or guarantor(s), tax returns, and credit reports periodically during the term of the loan and preparing a documented analysis of such information; (2) periodic documentation of collateral value or verification of existence of collateral for designated categories of loans; and (3) tracking of borrower's compliance with the conditions of approval for designated categories of loans. By January 31, 2007 and thereafter 30 days after the end of each quarter, management shall submit to the Board for review a detailed report analyzing the borrower's financial condition for all loans over $250,000. The Board's review shall be documented in the Board minutes.

3.   Loan Documentation
     ------------------

     A. Management shall continue to identify, track, and correct credit and collateral documentation exceptions and loan policy exceptions.

     B. By January 31, 2007 and thereafter 30 days after the end of each quarter, management shall submit to the Board for review the loan documentation exception and loan policy exception reports. The Board shall require corrective action for all

First Home SB, Mountain Grove                                     Page 1 of 7
Memorandum of Understanding

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          missing, incomplete, or inaccurate information.  The Board's review shall be reflected in the Board minutes.

4.   Loan-to-One-Borrower Report
     ---------------------------

     By January 31, 2007, management shall submit to the Board an accurate and complete report that identifies the borrowing relationships that should be monitored to ensure compliance with the lending limit set fort in 12 C.F.R. Section 560.93 (LTOB report). The LTOB report shall identify loans and relationships that would result in the aggregation of the borower's debt. Management shall submit quarterly LTOB reports to the Board for review by 30 days after the end of each quarter. The Board's review shall be reflected in the Board minutes.

5.   Asset Classification
     --------------------

     A. By January 31, 2007 and thereafter 30 days after the end of each quarter, management shall prepare and update, where appropriate, a written workout plan for each classified asset over $250,000, and submit a copy to the Board for review and discussion, with a copy to OTS. The workout plan shall set forth, at a minimum, (1) an analysis of the financial condition of the borrower and/or guarantor, (2) cash flow, (3) debt service coverage, (4) the current collateral value, (5) any necessary steps taken to perfect the Bank's security interest in the collateral, and (6) a strategy for resolving the classified asset. The Board's review of the workout plans shall be set forth in the Board minutes.

     B. By March 31, 2007, the Board shall adopt an Allowance for Loan and Lease Losses (ALLL) Policy that (1) complies with 12 C.F.R. Section 560.16; Section 260 of the OTS Examination Handbook and Section II.G of Appendix A to 12 C.F.R. Part 570; (2) requires ALLL to be determined and maintained for each portfolio category, taking into consideration historical loss experience, in accordance with OTS CEO Letter No. 192, entitled "Update on Accounting for Loan and Lease Losses," dated March 1, 2004; (3) reflects the Bank's current methodology; and (4) requires quarterly evaluation of the allocation for ALLL and any required additional allocation of ALLL to be reflected in the Bank's books and records within 30 days after the evaluation and in the Bank's Thrift Financial Report.

6.   Appraisals
     ----------

     By February 28, 2007, the Board shall amend the Bank's appraisal policy to require written review of all appraisals required by 12 C.F.R. Section
     564.3 prior to the final loan approval. Documentation of the appraisal review shall be maintained in the loan file. The review shall address whether the appraisal complied with the standards set forth in 12 C.F.R.
     Part 564; Thrift Bulletin 55a, dated November 4, 1994; Section 208 of the OTS Examination Handbook; and OTS CEO Letter No. 240, entitled "2006 Revisions to Uniform Standards of Professional Appraisal Practice," dated June 22, 2006.

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Memorandum of Understanding

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7.   Unsecured Loan Underwriting
     ---------------------------

     A. By March 31, 2007, the Board shall adopt a revised loan policy that provides for underwriting guidelines, loan documentation, and credit administration procedures for unsecured loans. These requirements for unsecured loans shall require (1) a detailed analysis of the financial condition of the borrower or guarantor and ability to repay the loan in a timely manner, and (2) the periodic submission of updated financial statements or tax returns, or the procurement and review of credit reports during the term of the loan for unsecured loans exceeding $5000. The policy also shall (a) set forth the highest and lowest thresholds for unsecured loans; (b) set forth fee and interest rates criteria based on specific categories of loans; (c) set forth approval levels for the loan officers, loan committee, and Board; and (d) provide for periodic reports to the Board regarding the repayment of such loans and delinquencies.

     B. The Board shall require management to implement and adhere to the revised loan policy.

8.   Subsidiary Operations
     ---------------------

     By February 28, 2007, the Board shall either submit an application to the Federal Deposit Insurance Corporation for its written consent for FYBAR to hold real estate for investment pursuant to 12 C.F.R. Section 362.12 or approve a plan for divestiture of the investment by June 30, 2007.

9.   Information Technology Audit
     ----------------------------

     By February 28, 2007, management shall implement corrective actions to address all exceptions noted in the June 9, 2006 independent information technology audit and submit a report to the Board regarding the completion of such actions.

10.  Business Plan
     -------------

     A. By February 28, 2007, the Board shall prepare, adopt and submit a revised comprehensive three-year business plan and budget (Business
          Plan) for OTS's review and a written notice of non-objection. The Business Plan shall: (1) set forth specific and well supported strategies to enhance profitability; (2) delineate the portfolio mix with established targets and declination of credit risks; (3) set forth projected liquidity and funding levels from retail deposits, Federal Home Loan Bank advances, and other sources; (4) projected capital levels; (5) address projected dividend payments to its holding company, First Banchsares, Inc.; (6) discuss the appropriate staffing level and expertise to fulfill the profitability strategies set forth in the Business Plan; (7) address compensation of any new directors, officers, employees, or consultants; (8) specify the costs of relocation of home office or the opening of a loan production office, any branch, or an administrative office; and (9) address subsidiary operations.

First Home SB, Mountain Grove                                     Page 3 of 7
Memorandum of Understanding


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     B.   The budget shall contain monthly estimates of major asset, liability, capital, income, and expense components. The budget also shall set forth a detailed description of the assumptions used to prepare three-year pro forma statements that follow the business plan guidelines set forth the Section 625 of the OTS Applications Processing Handbook. These assumptions shall include, but not be limited to (1) the assumed interest rate scenario for each category or type of interest earning asset and interest costing liability and analysis of changes in the asset maturity structure on the Bank's interest rate risk exposure; (2) assumptions used for non-interest income and non-interest expense; (3) discussion of expected loan repayments, repayment of relocation mortgage-backed securities, other maturing investments, purchases of certificate of deposits, and repayment of Federal Home Loan Bank advances; and (4) assumptions for the start-up costs, volumes, and expected returns for any new product or service.

     C. The Board shall direct management to follow and implement the Business Plan after receiving written notice of non-objection from OTS.

     D. Any material new activity, operation, or line of business shall require the prior review and approval of the Board and a written notice of non-objection from OTS. Any material modifications to the Business Plan shall be submitted to OTS 45 days prior to implementation unless OTS waives such time period.

     E. Management shall prepare and submit to the Board for review, with a copy to OTS, monthly variance reports on the Bank's compliance with the Business Plan at each regular monthly meeting beginning by the March 2007 Board meeting and for 12 consecutive months thereafter. Thereafter, the Board shall review such variance reports quarterly and management shall submit a copy to OTS. Such variance reports shall compare actual income to budgeted income and actual operating results to projected results and shall include detailed explanations of any material deviations from the Business Plan and a specific description of the corrective actions or measures that have been implemented, proposed, or are under consideration to correct any material deviation. A deviation shall be considered material under this Paragraph 10 when: (1) the Bank engages in any material activity that is inconsistent with the Business Plan; or (2) the Bank exceeds the level of any activity or asset growth contemplated in the Business Plan or fails to meet target amounts established in the Business Plan by more than 15%, unless the activity involves assets risk-weighted 50% or less, in which case a variance of more than 25% shall be deemed to be a material deviation.
          Notwithstanding the foregoing, none of the following deviations shall be deemed to be material: (1) a change of $2,000,000 or less in any balance sheet item; (2) a change of $500,000 or less in any income statement item, except for net income; or (3) a change of $250,000 or less in net income. The Board's review of the Business Plan shall be fully documented in the Board meeting minutes.

11.  Compliance with Memorandum of Understanding
     -------------------------------------------

     A. The Board shall monitor and review, on at least a monthly basis, the Bank's compliance with this Memorandum. The Board shall not adopt a board resolution

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Memorandum of Understanding

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          rescinding its obligations under this Memorandum without the prior written notice of non-objection of OTS.

     B. By the 30th day after the end of each quarter beginning with the calendar quarter ending December 31, 2006, the Board shall adopt and submit to OTS a certified copy of a board resolution (Compliance Resolution), formally resolving that, following a diligent inquiry of relevant information (including, but not limited to, management reports), to the best of its knowledge and belief, during the immediately preceding quarter, the Bank has complied with each provision of this Memorandum currently in effect, except as otherwise stated.

     C. The Compliance Resolution shall (1) specify in detail how, if at all, full compliance was found not to exist, and (2) identify all notices of exemption or non-objection issued by OTS that were outstanding as of the date of its adoption. In the event that one or more Directors do not agree with the representations set forth in the Compliance Resolution, such disagreement shall be noted in the minutes of the Board and in the Compliance Resolution.

12.  Miscellaneous Provisions
     ------------------------

     A. All technical words or terms used in this Memorandum for which meanings are not specified or otherwise provided by the provisions of the Memorandum shall, insofar as applicable, have meanings as defined in Chapter V of Title 12 of the Code of Federal Regulations, Home Owners' Loan Act (HOLA), Federal Deposit Insurance Act (FDIA), or OTS Publications. Any such technical words or terms used in this Memorandum and undefined in the Code of Federal Regulations, HOLA, FDIA OR OTS Publications shall have meanings that are in accordance with the best custom and usage in the banking industry.

     B. For purposes of this Memorandum, nothing shall be deemed "acceptable" to the Regional Director or OTS unless the Regional Director, or the assigned Regional Deputy Director or Assistant Director, has stated, in writing that it is acceptable or has provided a written notice of non-objection to it.

     C. Except as otherwise provided herein, any request, demand, authorization, directive, notice, consent, waiver or other document provided or permitted by this Memorandum to be made upon, given or furnished to, delivered to, or filed with:

          1. OTS, by the Bank, shall be addressed to the assigned Assistant Director, Office of Thrift Supervision, Department of the Treasury, 225 East John Carpenter Freeway, Suite 500, Irving, Texas 75602, or telecopied to (972) 277-9501; and

          2. First Home, by OTS, in each case shall be addressed to Chief Executive Officer or the Board of the Bank, at 142 East 1st Street, Mountain Grove, Missouri 65711, or telecopied to (417) 926-4362.

First Home SB, Mountain Grove                                     Page 5 of 7
Memorandum of Understanding


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          3.   Such delivery shall be sufficient for every purpose hereunder and only if in writing and mailed, first class, postage prepaid; sent via overnight delivery service; physically delivered; or set by means of electronic transmission. If there is a dispute about the date on which a written notice has been received by a party to this Memorandum and such notice was sent by United States mail, there shall be a presumption that the notice was received two (2) business days after the date of the postmark on the envelope in which the notice was enclosed.


     D. The Regional Director or the assigned OTS Regional Deputy Director or Assistant Director may extend time frames by written notice.

     E. The Regional Director or the assigned OTS Regional Deputy Director or Assistant Director may request additional information and provide written notice of non-objection or objection with respect to any submission required by this Memorandum.

     F. Nothing in this Memorandum shall be construed as: (a) allowing the Bank to violate any law, rule, regulation, or policy statement to which it is subject; or (b) restricting OTS from taking such action(s), including, without limitation, any type of supervisory, enforcement or resolution action that OTS determines to be appropriate in fulfilling the responsibilities placed upon it by law.

     G. Each Director signing the Memorandum attests, by such act, that she or he voted in favor of a Board resolution authorizing the execution of this Memorandum by the Bank.

     H. The provisions of this Memorandum shall be binding upon the Bank and any institution-affiliated party as such term is defined in Section 3(u) of the FDIA, 12 U.S.C. Section 1813(u), to include its directors, officers, employees, agents, successors, assigns, and other persons participating in the conduct of the affairs of the Bank.

     I. This Memorandum shall become effective on the Effective Date noted below.

     J. The Board shall not adopt a board resolution rescinding its obligations under this Memorandum without the prior written notice of non-objection of OTS. The provisions of this Memorandum shall remain effective except to the extent that, and until such time as, any provisions of this Memorandum shall have been modified, terminated, suspended, or set aside by OTS through the Regional Director.

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Memorandum of Understanding


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IN WITNESS WHEREOF, OTS, acting by and through the Regional Director, and the
Bank, in accordance with a duly adopted resolution of its Board, which is attached hereto, hereby execute this Memorandum as of the Effective Date.

OFFICE OF THRIFT SUPERVISION

By:

/s/Frederick R. Casteel               Effective Date:    December 1, 2006
-------------------------------                         ------------------
Frederick R. Casteel
Regional Director

                FIRST HOME SAVINGS BANK, MOUNTAIN GROVE, MISSOURI
                -------------------------------------------------
                        By a majority of its Directors


/s/James W. Duncan                           /s/Thomas W. Sutherland
--------------------------------             ---------------------------------
James W. Duncan, President Chief             Thomas W. Sutherland, Chairman of
Financial Officer, and Director              the Board and Director



/s/Billy E. Hixon                            /s/Harold F. Glass
--------------------------------             ---------------------------------
Billy E. Hixon, Director                     Harold F. Glass, Director




                                  /s/John G. Moody
                               -----------------------
                               John G. Moody, Director



First Home SB, Mountain Grove                                     Page 7 of 7
Memorandum of Understanding

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